UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SIGNING DAY SPORTS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SIGNING DAY SPORTS, INC.

8355 East Hartford Rd., Suite 100

Scottsdale, AZ 85255

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on October 10, 2024

TO THE STOCKHOLDERS OF SIGNING DAY SPORTS, INC.:

Dear Stockholder:

The board of directors (the "Board") of Signing Day Sports, Inc. (the “Company”, “we”, “us”, or “our”) is soliciting proxies to be used at a special meeting of stockholders (the “Special Meeting”), which will be held on Thursday, October 10, 2024 at 10:00 a.m., Pacific Daylight Time, at our principal executive offices at 8355 East Hartford Rd., Suite 100, Scottsdale, Arizona 85255, for the following purposes:

(1) To approve one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-100, inclusive, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments; and

(2) To approve an adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposal in the event the Company does not receive the requisite stockholder vote to approve such proposal or to establish a quorum.

The foregoing items of business are more fully described in the proxy statement accompanying this notice or made available over the Internet. We are not aware of any other business to come before the Special Meeting.

Your attention is directed to the attached proxy statement accompanying this Notice for a more complete statement of matters to be considered at the Special Meeting.

The Board has fixed the close of business on September 16, 2024 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on September 16, 2024 are entitled to notice and to vote at the Special Meeting and any adjournment or postponement thereof.

It is important that your shares are represented at the Special Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Special Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy, please complete, sign, date, and return your proxy in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Special Meeting, or by voting in person at the Special Meeting.

If you plan to attend the Special Meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Special Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that has been mailed to you, the attached proxy statement, and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. Your proxy will be needed to gain admission to the Special Meeting and vote in person.

We look forward to seeing you at the Special Meeting.

By Order of the Board of Directors,

Daniel Nelson
Chairman and Chief Executive Officer

Scottsdale, AZ Dated: September [ ], 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 10, 2024:
Our proxy statement is available at https://www.iproxydirect.com/SGN.

SIGNING DAY SPORTS, INC.

8355 East Hartford Rd., Suite 100

Scottsdale, AZ 85255

PROXY STATEMENT
for
2024 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOber 10, 2024

This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board for the Special Meeting. The Special Meeting is to be held at 10:00 a.m., Pacific Daylight Time, on Thursday, October 10, 2024, and at any adjournment(s) or postponement(s) thereof, at the principal executive offices of the Company, located at 8355 East Hartford Rd., Suite 100, Scottsdale, Arizona 85255.

The approximate date on which this proxy statement and the accompanying notice and form of proxy are intended to be sent or made available to stockholders is on or about September [   ], 2024. A proxy is your legal designation of another person to vote the stock you own. That designee is referred to as a proxy holder. Designation of a particular proxy holder can be effected by completion of a written proxy, or by voting via the Internet or by another provided voting option. If you return a proxy or vote by the Internet or other provided voting option, Daniel Nelson, our Chief Executive Officer, Chairman and director, and Craig Smith, our Chief Operating Officer, will act as your designated proxy holders for the Special Meeting and will vote your shares at the Special Meeting as you have instructed them on the proxy. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

IMPORTANT: Please mark, date, and sign the enclosed proxy card and promptly return it in the accompanying postage-paid envelope or vote by fax, telephone or the Internet to assure that your shares are represented at the Special Meeting.

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission (the “SEC”) to give you when we ask you to provide a proxy to vote your shares at the Special Meeting. Among other things, this proxy statement describes the proposals on which stockholders will be voting and provides information about us.

We are soliciting your proxy to vote at the Special Meeting and at any adjournment or postponement of the Special Meeting. We will use the proxies received in connection with the following proposals:

1.	A proposal to approve one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s common stock, at a ratio ranging from any whole number between 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-100, inclusive, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments. This proposal is referred to as the “Reverse Stock Split Proposal” or “Proposal 1”.

2.	A proposal to approve an adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposal in the event the Company does not receive the requisite stockholder vote to approve such proposal or to establish a quorum. This proposal is referred to as the “Adjournment Proposal” or “Proposal 2”.

As a stockholder, you are invited to attend the Special Meeting, and are requested to vote on the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

How do I attend the Special Meeting?

The meeting will be held at the principal executive offices of the Company, located at 8355 East Hartford Rd., Suite 100, Scottsdale, Arizona 85255. If you plan to attend the Special Meeting, please notify us of your intentions. This will assist us with meeting preparations.

In order to enter and attend the Special Meeting and vote in person, you will be required to bring your legal proxy and government-issued photo identification. If your shares are registered in your own name, bring the proxy card delivered to you or request your proxy card in advance of the Special Meeting by following the instructions contained in the Notice of Internet Availability of Proxy Materials that was delivered to you. If your shares are not registered in your own name and you would like to attend the Special Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that was delivered to you and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it.

Who may attend the Special Meeting?

Only record holders and beneficial owners of our common stock, par value $0.0001 per share (“common stock”), who owned common stock on the Record Date are entitled to vote at the Special Meeting, or their duly authorized proxies, may attend the Special Meeting.

Who is entitled to vote?

The Board has fixed the close of business on September 16, 2024 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only stockholders who owned common stock on the Record Date are entitled to vote at the Special Meeting. Each stockholder who owned common stock on the Record Date is entitled to one vote per share owned on that date. On the Record Date, there were [    ] shares of common stock outstanding, and which were entitled to a total of [    ] votes.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been or may be provided directly to you by the Company or its proxy delivery service.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been or may be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

What am I voting on?

There are two (2) matters scheduled for a vote:

1.	To approve the Reverse Stock Split Proposal; and

2.	To approve the Adjournment Proposal.

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.

How do I vote?

Stockholders of Record

Record holders of common stock have four methods of voting. If you are a record holder:

1.	Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or proxy card.

2.	Vote by Mail. To vote by mail, please mark, date, sign and promptly mail your proxy card (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions provided.

3.	Vote by Phone. The telephone number for voting by phone is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4.	Vote by Fax. The fax number for voting by fax is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

Beneficial Owners of Shares Held in Street Name

Beneficial owners of common stock also have four methods of voting. If you are a beneficial owner:

1.	Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or vote instruction form.

2.	Vote by Mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a vote instruction form by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

3.	Vote by Phone. The telephone number for voting by phone is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4.	Vote by Fax. The fax number for voting by fax is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

When must my votes be received by?

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Special Meeting and on all matters incident to the conduct of the Special Meeting. If you wish to vote at the Special Meeting, see “How do I attend the Special Meeting?” above. All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We are providing Internet as well as telephone and fax proxy voting options to all stockholders. However, please be aware that you must bear any third-party costs, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

Each share of common stock that you own as of the Record Date entitles you to one vote.

Is my vote confidential?

Yes, your vote is confidential. Only the proxy tabulator, inspector of election, designated proxies, and other persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the approval of the Reverse Stock Split Proposal; and

2.	“FOR” the approval of the Adjournment Proposal.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns a proxy card but does not indicate how the shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for Proposal 1 and Proposal 2, votes “FOR,” “AGAINST,” “ABSTAIN,” and broker non-votes.

What is a broker non-vote?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Any broker non-votes will be counted as shares present for purposes of determining a quorum to the extent that the brokers, banks, trustees or other nominees may use their discretionary authority to vote such shares on Proposal 1 and Proposal 2.

Each of Proposal 1 and Proposal 2 is considered a “routine” matter. A broker, bank, trustee or other nominee may be permitted to exercise its discretion with respect to a “routine” matter, which means there may be no broker non-votes in connection with either matter.

What is an abstention?

An abstention (or an “ABSTAIN” vote) is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions will be counted as shares present and entitled to vote at the Special Meeting, and therefore will be counted for purposes of determining a quorum. Generally, unless otherwise provided by applicable law or the Company’s Second Amended and Restated Certificate of Incorporation, the Second Amended and Restated Bylaws, as amended, of Signing Day Sports, Inc. (the “Bylaws”), provide that an action of our stockholders (other than the election of directors) is approved by the affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter. With respect to Proposal 1, under applicable law, the votes cast for such proposal must exceed the votes cast against such proposal by the stockholders entitled to vote at the Special Meeting for approval. Abstentions and broker non-votes (if any) will have no effect on the approval of Proposal 1. No broker non-votes are expected to exist in connection with Proposal 1 since brokers will be entitled to vote on this “routine” proposal. With respect to Proposal 2, if a quorum is represented at the Special Meeting, the affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter is required for approval; if a quorum is not represented at the Special Meeting, the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereof by the stockholders entitled to vote at the meeting, present in person or represented by proxy is required for approval. Abstentions will have the same effect as votes “AGAINST” Proposal 2. A “broker non-vote” will have no effect on the outcome of the vote for Proposal 2.

How many shares must be present or represented to conduct business at the Special Meeting?

With the exception of the approval of the Adjournment Proposal, a “quorum” is necessary to conduct business at the Special Meeting. A quorum is established if one-third of the shares outstanding and entitled to vote at the Special Meeting are represented at such meeting, either in person or by proxy, and entitled to vote thereat. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. Abstentions will be counted as present for purposes of determining a quorum at the Special Meeting. Similarly, broker non-votes will be counted as present for purposes of determining a quorum at the Special Meeting to the extent that the brokers, banks, trustees or other nominees use their discretionary authority to vote such shares on Proposal 1 and Proposal 2. If a quorum is not present, the Bylaws provide authority to adjourn the Special Meeting until a quorum is obtained to the chair of the Special Meeting or the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereof by the stockholders entitled to vote at the meeting, present in person or represented by proxy.

How many votes are needed for each proposal to pass?

Proposal	Vote Required for Approval by the Stockholders
No. 1 – The Reverse Stock Split Proposal	The votes cast “FOR” such proposal must exceed the votes cast “AGAINST” such proposal by the stockholders entitled to vote at the Special Meeting.

No. 2 – The Adjournment Proposal

If a quorum is represented at the Special Meeting, the votes cast “FOR” must be by a majority of the number of shares of stock entitled to vote thereon and present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter.

If a quorum is not represented at the Special Meeting, the votes cast “FOR” must be by the holders of a majority of the shares of stock entitled to vote thereof by the stockholders entitled to vote at the meeting, present in person or represented by proxy.

What are the voting procedures?

You may vote “FOR”, “AGAINST” or “ABSTAIN” on each of the proposals. You should specify your respective choices on the proxy card or vote instruction form that was delivered to you or that you may request by following the information in your Notice of Internet Availability of Proxy Materials.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Special Meeting. If you submitted your proxy by mail, you must file with our Secretary a written notice of revocation or deliver, prior to the vote at the Special Meeting, a valid, later-dated proxy. If you submitted your proxy by the Internet, you may revoke your proxy with a later Internet proxy. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Company’s Secretary before the proxy is exercised or you vote in person at the Special Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do the Company’s officers and directors have an interest in any of the matters to be acted upon at the Special Meeting?

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of common stock. See “Securities Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different from or greater than those of any of our other stockholders. Our officers and directors do not have an interest in Proposal 2.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our stockholder meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the proxy statement and proxy card, you may contact us at the following address and phone number:

Office of the Secretary

Signing Day Sports, Inc.

8355 East Hartford Rd., Suite 100

Scottsdale, AZ 85255

Telephone: (480) 220-6814

Stockholders sharing an address can also request delivery of a single copy of the proxy materials if they are receiving multiple copies by contacting the address or telephone number above.

Stockholders who hold shares in “street name” (as described below) may also contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Whom should I contact with other questions?

If you are a holder of the Company’s shares and have any questions about how to vote or direct a vote in respect of your securities, you may call our proxy service, Issuer Direct Corporation, by telephone at 919-481-4000 or email at proxy@issuerdirect.com.

PROPOSAL 1

TO APPROVE ONE OR MORE AMENDMENTS OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN 1-FOR-2 AND 1-FOR-100 AND IN THE AGGREGATE NOT MORE THAN 1-FOR-100, INCLUSIVE, AS DETERMINED BY THE BOARD IN ITS DISCRETION, SUBJECT TO THE BOARD’S AUTHORITY TO ABANDON SUCH AMENDMENTS

Overview

The Board has adopted and is recommending that our stockholders approve one or more amendments of our Second Amended and Restated Certificate of Incorporation (such amendments, the “Amendments”) to effect one or more reverse stock splits of the common stock at a ratio of not less than one-for-two and not more than one-for-100 and in the aggregate at a ratio of not more than one-for-100, inclusive, with the exact ratio for each reverse stock split within such range to be determined by the Board in its discretion (any such reverse stock split, the “Reverse Stock Split” and any such ratio, the “Reverse Split Ratio”). In connection with any Reverse Stock Split, the number of authorized shares of common stock will not be changed. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt an Amendment and submit the Amendment to stockholders for their approval. The proposed Amendment, one or more of which would be filed with the Secretary of State of the State of Delaware (the “Secretary of State”), will be substantially in the form of Annex A to this proxy statement. Upon the effectiveness of any of such Amendments (the “Reverse Stock Split Effective Time”), the issued and outstanding shares of common stock immediately prior to a Reverse Stock Split Effective Time will be reclassified into a smaller number of shares such that a stockholder will own one new share of common stock for each two (2) to 100 (or any number in between) and in the aggregate not more than 100, inclusive, shares of issued common stock held by such stockholder immediately prior to a Reverse Stock Split Effective Time, as specified.

By approving this proposal, stockholders will approve one or more Amendments and authorize the Board to file such Amendments and to abandon such Amendments, as determined by the Board in its sole discretion. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect any Reverse Stock Split and, if so, to determine the applicable Reverse Split Ratio from among the approved range described above and to effect one or more Reverse Stock Splits by filing one or more Amendments with the Secretary of State. The Board reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of any Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that the proposal is no longer in the best interests of the Company and its stockholders.

The Board’s decision as to whether and when to effect any Reverse Stock Split will be based on a number of factors, including market conditions, the historical, existing and expected trading price of the common stock, the anticipated impact of such Reverse Stock Split on the trading price and number of holders of the common stock, and the continued listing requirements of the NYSE American LLC (the “NYSE American”).

Reasons for Effecting One or More Reverse Stock Splits

To avoid delisting from the NYSE American. The Company’s common stock is listed on the NYSE American under the symbol “SGN”. The NYSE American’s continued listing standard set forth in Section 1003(f)(v) of the NYSE American LLC Company Guide (the “Company Guide”) provides that the NYSE American will normally consider suspending dealings in or delisting a listed company’s common stock selling for a substantial period of time at a low price per share, if the issuer shall fail to effect a reverse split of such shares within a reasonable time after being notified that the NYSE American deems such action to be appropriate under all the circumstances. In addition, Section 1003(f)(v) of the Company Guide provides that NYSE American may at any time, in view of the circumstances in each case, suspend trading in or delist a listed security when in its opinion such security is unsuitable for continued trading on the NYSE American.

NYSE Regulation staff considers any company whose stock price falls below $0.30 over a 30-trading day average to raise concerns that the company’s common stock may not be suitable for auction market trading. In accordance with Section 1003(f)(v) of the Company Guide, NYSE Regulation staff deems it may be appropriate for such a company to effect a reverse stock split. NYSE Regulation staff generally view trading at or below a price of $0.10 to be abnormally low.  As of May 14, 2024, the common stock price has been below $0.30 over a 30-trading day average, and has therefore been subject to such concerns and it is therefore deemed by NYSE Regulation that it may be appropriate for the Company to effect a reverse stock split.

Moreover, NYSE Regulation staff generally views trading at or below a price of $0.10 to be abnormally low and no longer suitable for listing pursuant to Section 1003(f)(v) of the Company Guide. Since August 30, 2024, the common stock has traded below $0.15 per share, therefore raising concerns that the NYSE American will suspend trading in and delist the common stock.

Management and the Board have considered the potential harm to us and our stockholders should the NYSE American delist the common stock from the NYSE American. Delisting could adversely affect the liquidity of the common stock since alternatives, such as the over-the-counter markets maintained by OTC Markets Group, Inc., are generally considered to provide for less efficient trading and access to investors. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, common stock on an over-the-counter market. Many investors likely would not buy or sell common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The Board believes that a Reverse Stock Split is a potentially effective means for us to increase the per share market price of common stock and to avoid, or at least mitigate, the likely adverse consequences of the common stock being delisted from the NYSE American by producing the immediate effect of increasing the bid price of common stock.

As of September [    ], 2024, the common stock closed at $[    ] per share on the NYSE American. A Reverse Stock Split, if effected, would likely have the immediate effect of increasing the price of the common stock as reported on the NYSE American, therefore reducing the risk that the common stock could be delisted from the NYSE American.

To avoid defaulting under our senior secured promissory notes. In addition, if we are unable to maintain the listing and trading of the common stock on the NYSE American, an “Event of Default” (referred to herein as an “FF Notes Event of Default”), as defined by the senior secured promissory note issued by the Company to FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), on May 16, 2024, as amended by that certain Amendment to Senior Secured Promissory Note and Warrants, dated as of May 20, 2024, between the Company and FirstFire, and the senior secured promissory note issued by the Company to FirstFire on June 18, 2024 (collectively, the “FF Notes”), would occur, with an aggregate balance of $630,972 as of the Record Date, resulting in a number of additional obligations to FirstFire, including acceleration of the FF Notes’ balance multiplied by 125%; default interest at the rate of the lesser of (i) 15% per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid; and the increase of the principal balance of each of the FF Notes by $3,000 each calendar month until the respective FF Notes are repaid in their entirety. In addition, subject to customary cure rights, we may be subject to foreclosure on the collateral subject to the FF Notes, which consists of all of our assets, which could force us into bankruptcy or liquidation, and the elimination of any remaining value in our shares of common stock.

In addition, prior to an FF Notes Event of Default, the balance remaining under the FF Notes will be convertible into common stock at a conversion price of $0.30 per share, subject to adjustment, including adjustment for reverse stock splits as described below. If an FF Notes Event of Default occurs, then the balance remaining under the FF Notes will be convertible at the lower of $0.30 per share, the closing price of the common stock on the date of the FF Notes Event of Default (or the next trading day if such date is not on a trading day), and $0.195 per share. An FF Notes Event of Default as a result of our failure to maintain our listing on the NYSE American may therefore cause the conversion price to be reduced significantly, increasing the potential for dilution to stockholders.

The board strongly believes that one or more Reverse Stock Splits is necessary to maintain our listing on the NYSE American and avoid an FF Notes Event of Default. Accordingly, the Board has approved resolutions proposing the Amendments to effect one or more Reverse Splits and directed that it be submitted to our stockholders for adoption and approval at the Special Meeting.

Board Discretion to Implement One or More Reverse Stock Splits

The Board believes that stockholder approval of a range of ratios for the Reverse Split Ratio (as opposed to a single Reverse Split Ratio) and to authorize one or more Amendments is in the best interests of the Company and stockholders because it is not possible to predict market conditions at the time that any Reverse Stock Split would be effected. We believe that a range of Reverse Split Ratios provides us with the most flexibility to achieve the desired results of any Reverse Stock Split through one or more Amendments. The Reverse Split Ratio to be determined by the Board, in its sole discretion, will be a whole number in a range of one-for-two to one-for-100 and in the aggregate not more than one-for-100, inclusive. The Board reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of any Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

In determining any applicable Reverse Split Ratio and whether and when to effect any Reverse Stock Split pursuant to one or more Amendments following the receipt of stockholder approval, the Board may consider a number of factors, including, without limitation:

●	our ability to maintain the listing of the common stock on the NYSE American;

●	the historical trading price and trading volume of the common stock;

●	the number of shares of common stock outstanding immediately before and after the Reverse Stock Split;

●	the dilutive impact of any potential exercise of the Company’s outstanding warrants or conversion of the Company’s outstanding convertible notes and the related impact on the trading price of the common stock;

●	the then-prevailing trading price and trading volume of the common stock and the anticipated impact of a Reverse Stock Split on the trading price and trading volume of the common stock in the short- and long-term;

●	the anticipated impact of a particular Reverse Split Ratio on the Company’s ability to reduce administrative and transactional costs;

●	the anticipated impact of a particular Reverse Split Ratio on the number of holders of the common stock; and

●	prevailing general market, legal and economic conditions.

We believe that granting the Board the authority to elect to implement one or more Reverse Stock Splits through one or more Amendments at various Reverse Split Ratios (subject to the aggregate one-for-100 limitation) is essential because it allows us to take these factors into consideration and to react to changing market, legal and economic conditions. If the Board chooses to implement one or more Reverse Stock Splits, we will make a public announcement regarding the determination of each such Reverse Stock Split and the applicable Reverse Split Ratio.

Certain Risks Associated with One or More Reverse Stock Splits

There are risks associated with effecting one or more Reverse Stock Splits, including that any such Reverse Stock Splits may not result in an increase in the per share price of common stock.

The Company cannot predict whether one or more Reverse Stock Splits will increase the market price for the common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the common stock after one or more Reverse Stock Splits will rise in proportion to the reduction in the number of shares of the common stock outstanding before such Reverse Stock Splits;

●	one or more Reverse Stock Splits will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	one or more Reverse Stock Splits will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will achieve and maintain the stock price required to not be considered unsuitable for continued trading on the NYSE American.

The market price of the common stock will also be based on the performance of the Company, and other factors, some of which are unrelated to the number of shares outstanding. If one or more Reverse Stock Splits are effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of one or more Reverse Stock Splits. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after one or more Reverse Stock Splits.

Effects of One or More Reverse Stock Splits

Effects on Stockholders

Any Reverse Stock Split will be realized simultaneously for all shares of common stock outstanding immediately prior to the applicable Reverse Stock Split Effective Time. Any Reverse Stock Split will affect all holders of shares of common stock outstanding immediately prior to the Reverse Stock Split Effective Time uniformly and each such stockholder will hold the same percentage of common stock outstanding immediately following any Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. Any Reverse Stock Split will not change the par value of the common stock and will not reduce the number of authorized shares of common stock. Common stock issued pursuant to any Reverse Stock Split will remain fully paid and non-assessable. Voting rights and other rights of the holders of common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. Any Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After any Reverse Stock Split, the common stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify the common stock. Following any Reverse Stock Split, the common stock will continue to be listed on the NYSE American under the symbol “SGN”.

One of the effects of one or more Reverse Stock Splits will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. Any Reverse Stock Split will not affect the number of authorized shares of the Company’s capital stock that will continue to be authorized pursuant to the Company’s Second Amended and Restated Certificate of Incorporation, as amended by the Amendments. Up to 150,000,000 shares of common stock are authorized to be issued under the Company’s Second Amended and Restated Certificate of Incorporation.

The table below shows, as of the Record Date, the number of shares outstanding and percentage of the authorized common stock prior to a Reverse Stock Split and the number of outstanding shares of common stock that would result from a Reverse Stock Split at (a) a 1-for-5 Reverse Split Ratio, (b) a 1-for-10 Reverse Split Ratio, (c) a 1-for-20 Reverse Split Ratio, (d) a 1-for-50 Reverse Split Ratio, and (e) a 1-for-100 Reverse Split Ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Percentage of Authorized Common Stock
Current shares	[ ]	[ ]	%
1-for-5	[ ]	[ ]	%
1-for-10	[ ]	[ ]	%
1-for-20	[ ]	[ ]	%
1-for-50	[ ]	[ ]	%
1-for-100	[ ]	[ ]	%

Effects on Equity Incentive Plan, Stock Options, Warrants, and Convertible Notes

The Company maintains the Signing Day Sports, Inc. [Amended and Restated] 2022 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to advance our interests and the interests of our stockholders by providing an equity incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability. As of the Record Date, there were [    ] shares of restricted common stock and stock options to purchase [    ] shares of common stock granted and outstanding under the Plan. In the event of a Reverse Stock Split, appropriate adjustments will be made to awards granted and share-based limits under the Plan in accordance with the terms of the Plan. Accordingly, if the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement a Reverse Stock Split, as of the applicable Reverse Stock Split Effective Time, (i) the number of shares of common stock issuable upon exercise or vesting of such awards under the Plan would be proportionally reduced based on the applicable Reverse Split Ratio determined by our Board for such Amendment and (ii) any per-share exercise price applicable to such awards would be proportionally increased based on the applicable Reverse Split Ratio determined by the Board for such Amendment, subject to the terms of the Plan and the award agreement. In addition, the number of shares available for future issuance and any share-based award limits under the Plan will be proportionately reduced based on the applicable Reverse Split Ratio determined by the Board for such Amendment. Accordingly, all outstanding stock options, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split such that the number of shares issuable upon the exercise or vesting of each award would be reduced, and the exercise price per share would be increased, in accordance with the terms of each instrument and based on the ratio of such Reverse Stock Split. The Compensation Committee of the Board will determine whether cash, additional awards or other securities or property will be issued or paid in lieu of fractional shares of common stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated with respect to awards under the Plan that are outstanding at the time of such Reverse Stock Split.

The Company has issued warrants to purchase shares of common stock. As of the Record Date, outstanding warrants were exercisable for up to [    ] shares of common stock. If the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement a Reverse Stock Split, as of the Reverse Stock Split Effective Time, then the number of shares issuable upon exercise of each warrant will be reduced and the exercise price of each warrant will be increased proportionally based on such Reverse Split Ratio. If any holder of a warrant would be entitled, upon the exercise of such warrant after the Reverse Stock Split Effective Time, to receive a fractional interest in a share of common stock, then upon exercise of the warrant the Company would either pay the holder the difference between the cash value of the fractional share and the portion of the exercise price allocable to the fractional share, round down to the nearest whole share, or round up to the nearest whole share, in accordance with the terms of the applicable warrant.

In addition, we have issued the FF Notes, which are convertible into shares of common stock. Assuming the aggregate balance of $630,972 under the FF Notes as of the Record Date is converted at the initial conversion price of $0.30 per share and that a 10% prepayment premium does not apply, the FF Notes would be convertible into up to 2,103,240 shares of common stock. If the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement a Reverse Stock Split, as of the Reverse Stock Split Effective Time, then the FF Notes provide that the conversion price will be adjusted and, as a result, the number of shares issuable upon conversion of the FF Notes will be reduced proportionally, based on the applicable Reverse Split Ratio determined by the Board for such Amendment.

No Effect on Preferred Stock Authorization

The Company’s Second Amended and Restated Certificate of Incorporation currently authorizes the issuance of 15,000,000 shares of preferred stock, par value $0.0001 per share (“preferred stock”), none of which is currently issued or outstanding. The proposed Amendments would not increase or decrease the authorized number of shares of preferred stock.

No Effect on Par Value

The proposed Amendments would not affect the par value of the common stock, which will remain at $0.0001.

Accounting Matters

As a result of any Reverse Stock Split, upon the applicable Reverse Stock Split Effective Time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the size of the applicable Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Procedure for Effecting One or More Reverse Stock Splits

If the stockholders approve the Amendments, and if the Board determines to effect a Reverse Stock Split, such Reverse Stock Split will become effective at the Reverse Stock Split Effective Time, which will be upon filing of the applicable Amendment related to such Reverse Stock Split with the Secretary of State. At the applicable Reverse Stock Split Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock, as applicable, in accordance with the particular Reverse Split Ratio contained in the applicable Amendment.

As soon as practicable after the applicable Reverse Stock Split Effective Time, stockholders of record will be notified that a Reverse Stock Split has been effected. Stockholders of record will not need to take any action to receive post-Reverse Stock Split shares of common stock. As soon as practicable after the Reverse Stock Split Effective Time, a transmittal letter along with a statement of ownership will be sent to the registered addresses of stockholders of record indicating the number of post-Reverse Stock Split shares of common stock stockholders of record hold.

Upon the implementation of any Reverse Stock Split, we intend to treat shares of common stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of common stock. Banks, brokers, custodians or other nominees will be instructed to effect such Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split and for the treatment of fractional shares. If a stockholder holds shares of common stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

Fractional Shares

No fractional shares would be issued if, as a result of any Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to have their fractional share rounded up to the nearest whole number share.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of common stock. See “Securities Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different from or greater than those of any of our other stockholders.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares from any Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Dissenters’ Rights of Appraisal

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders are not entitled to dissenters’ rights of appraisal in connection with the Reverse Split.

Required Vote

Approval of the Reverse Stock Split Proposal will require the votes cast “FOR” such proposal to exceed the votes cast “AGAINST” such proposal by the stockholders entitled to vote at the Special Meeting. “ABSTAIN” and broker non-votes (if any) will have no effect on the approval of the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on the Reverse Stock Split Proposal by such bank, broker or other holder of record and therefore we do not expect any broker non-votes.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of the Reverse Stock Split Proposal.

PROPOSAL 2

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING FROM TIME TO TIME, TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, UNDER CERTAIN CIRCUMSTANCES, INCLUDING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN FAVOR OF THE FOREGOING PROPOSAL IN THE EVENT THE COMPANY DOES NOT RECEIVE THE REQUISITE STOCKHOLDER VOTE TO APPROVE SUCH PROPOSAL OR TO ESTABLISH A QUORUM

Overview

The Adjournment Proposal, if put to the Special Meeting and adopted, will authorize the Board to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the proxies held at the time of the Special Meeting, the Board considers that there are not sufficient votes to approve the Reverse Stock Split Proposal or to establish a quorum.

If the Special Meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned Special Meeting, the Company may transact any business which might have been transacted at the original Special Meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned Special Meeting will be given to each stockholder of record entitled to vote at the Special Meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned Special Meeting, the Board will fix a new record date for notice of the adjourned Special Meeting and will give notice of the adjourned Special Meeting to each stockholder of record entitled to vote at the adjourned Special Meeting as of the record date fixed for notice of the adjourned Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

The Bylaws provide that the Special Meeting may be adjourned from time to time either by the chair of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy. In the event that the Adjournment Proposal is not approved by the stockholders, the Company’s Chairman, as the chair of the Special Meeting, may adjourn the Special Meeting to a later date or time.

Dissenters’ Rights of Appraisal

Under the DGCL, stockholders are not entitled to dissenters’ rights of appraisal in connection with the Adjournment Proposal.

Required Vote

If a quorum is represented at the Special Meeting, approval of the Adjournment Proposal will require the votes cast “FOR” to be by a majority of the number of shares of stock entitled to vote thereon and present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter.

If a quorum is not represented at the Special Meeting, approval of the Adjournment Proposal will require the votes cast “FOR” to be by a majority of the shares of stock entitled to vote thereof by the stockholders entitled to vote at the meeting, present in person or represented by proxy.

“ABSTAIN” votes will have the same effect as votes “AGAINST” this proposal. No broker non-votes are expected to exist in connection with this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of the Adjournment Proposal.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of each class of our voting securities as of the Record Date for (i) each of our named executive officers, other executive officers, directors and director nominees; (ii) all of our executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding voting securities.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within sixty (60) days of the Record Date. For purposes of computing the percentage of outstanding shares of each class of our voting securities held by each person or group of persons named below, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)(1)
Common Stock	Daniel Nelson, Chief Executive Officer, Chairman, and Director	1,044,851	(2)	[ ]
Common Stock	Damon Rich, Interim Chief Financial Officer	20,000		[ ]
Common Stock	Jeffry Hecklinski, President and Director	241,875	(3)	[ ]
Common Stock	Craig Smith, Chief Operating Officer	202,500	(4)	[ ]
Common Stock	Roger Mason Jr., Director	20,000	(5)	*
Common Stock	Greg Economou, Director	12,000	(6)	*
Common Stock	Peter Borish, Director	43,796		*
Common Stock	All directors and executive officers (7 persons)	1,785,022		[ ]	%
Common Stock	Dennis Gile(7)	2,176,377		[ ]
Common Stock	Jodi B. Nelson(8)	1,044,851	(8)	[ ]
Common Stock	David O’Hara(9)	45,000		[ ]
Common Stock	Richard Symington(10)	100,000		[ ]

*	Non-officer director beneficially owning less than 1% of the shares of the Company’s common stock.

(1)	Based on [ ] shares of common stock and no other voting securities issued and outstanding as of the Record Date.

(2)	The shares of common stock beneficially owned consist of (i) 200,000 shares of common stock held by Daniel Nelson, (ii) 709,851 shares of common stock held by The Nelson Revocable Living Trust, an Arizona trust provided for by the Nelson Revocable Living Trust Agreement established on March 9, 1999 and amended and restated on November 21, 2005 (the “Nelson Trust”), (iii) 5,000 shares of common stock issuable upon the exercise of an option held by Daniel Nelson, (iv) 30,000 shares of common stock issuable upon the exercise of an option held by Daniel Nelson, and (v) 100,000 shares of common stock issuable upon the exercise of an option held by Daniel Nelson. Daniel Nelson and Jodi B. Nelson, who is the spouse of Mr. Nelson, are the co-trustees of the Nelson Trust. Mr. Nelson is deemed to beneficially own the shares of common stock beneficially owned by the Nelson Trust and have shared voting and dispositive power with Ms. Nelson over its shares. Mr. Nelson also has shared voting and dispositive power with Ms. Nelson over the shares of common stock held by Mr. Nelson and that may be purchased by exercise of Mr. Nelson’s stock options.

(3)	Consists of (i) 220,000 shares of common stock and (ii) 21,875 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date.

(4)	Consists of (i) 190,000 shares of common stock and (ii) 12,500 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date.

(5)	Consists of 20,000 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date.

(6)	Consists of 12,000 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date.

(7)	Dennis Gile’s last known address is 4010 E. Leland St., Mesa, AZ 85215.

(8)	The shares of common stock beneficially owned consist of (i) 200,000 shares of common stock held by Daniel Nelson, (ii) 709,851 shares of common stock held by the Nelson Trust, (iii) 5,000 shares of common stock issuable upon the exercise of an option held by Daniel Nelson, (iv) 30,000 shares of common stock issuable upon the exercise of an option held by Daniel Nelson, and (v) 100,000 shares of common stock issuable upon the exercise of an option held by Daniel Nelson. Jodi B. Nelson is a co-trustee of the Nelson Trust and is the spouse of Mr. Nelson, and is deemed to beneficially own the shares of common stock beneficially owned by each of the Nelson Trust and Mr. Nelson and have shared voting and dispositive power over such shares. Ms. Nelson’s business address is 9820 E Thompson Peak Pkwy, Lot 623, Scottsdale, AZ 85255.

(9)	David O’Hara was Chief Operating Officer of the Company from July 2022 to March 2024 and is a named executive officer. David O’Hara’s last known address is 15212 38th PL NE, Lake Forest Park, WA 98155.

(10)	Richard Symington was President and Chief Marketing Officer of the Company from April 2023 to May 2023 and was President and Chief Technology Officer of the Company from November 2023 to February 2024 and is a named executive officer. Richard Symington’s last known address is 6100 E Huntress Drive, Paradise Valley, AZ 85253.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

OTHER INFORMATION

Important Notice Regarding Delivery of Stockholder Documents

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact: Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255, Telephone: (480) 220-6814.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact: Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255, Telephone: (480) 220-6814.

Stockholders who hold shares through a broker, bank or other nominee may also contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Other Matters

As of the date of this proxy statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, to the extent permitted by Rule 14a-4(c) under the Exchange Act.

Deadlines For Stockholder Proposals and Universal Proxy Notice for the 2025 Annual Meeting

If you wish to have a proposal included in our proxy statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) in accordance with Rule 14a-8 under the Exchange Act, your proposal must be submitted in writing and received by us no later than April 11, 2025, unless the 2025 Annual Meeting is held prior to August 19, 2025 or after October 18, 2025, in which case the proposal must be submitted a reasonable time before we begin to print and send our proxy materials for the 2025 Annual Meeting. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. The proposal must also comply with the other requirements for stockholder proposals under Rule 14a-8 under the Exchange Act in order for it to be required to be included in our proxy statement for the 2025 Annual Meeting. In addition, if you do not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such proposal.

If you wish to have a proposal included in our proxy statement for the 2025 Annual Meeting outside the processes of Rule 14a-8 under the Exchange Act, your proposal must be submitted in writing, and delivered not earlier than May 21, 2025 and not later than the close of business on June 30, 2025, unless the 2025 Annual Meeting is held prior to August 19, 2025 or after November 17, 2025, in which case it must be submitted no earlier than the date that is 120 days prior to the 2025 Annual Meeting date and no later than the later of the close of business on the 90th day prior to the 2025 Annual Meeting date and the 10th day following the day on which public announcement of the 2025 Annual Meeting date is first made. A stockholder proposal will need to comply with other requirements of the Bylaws regarding the inclusion of stockholder proposals in Company-sponsored proxy materials in order to be considered for inclusion under the Bylaws. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are required to include under the Bylaws. If you do not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with its best judgment on any such proposal.

To comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than our nominees must postmark or transmit electronically a notice to us in writing, setting forth the information required by Rule 14a-19(b) under the Exchange Act, by July 21, 2025, unless the 2025 Annual Meeting is held prior to August 19, 2025 or after October 18, 2025, in which case the notice must be provided by the later of 60 days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us in a press release or filing with the SEC, unless the information required by Rule 14a-19(b) under the Exchange Act has been provided in a preliminary or definitive proxy statement previously filed by such person. Unless otherwise required by law, if any person provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act, then we will disregard any proxies or votes solicited for such person’s nominees. Upon request by us, if any person provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such person shall deliver to us, no later than five business days prior to the 2025 Annual Meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.

Unless we make a public announcement of a different address to which stockholder proposals or the notice required by Rule 14a-19(b) of the Exchange Act shall be submitted, any stockholder proposals or notices pursuant to Rule 14a-19(b) must be mailed to Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255 or emailed to support@signingdaysports.com.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this proxy statement. A copy of our Annual Report on Form 10-K, with any amendments, is also made available on our website at https://ir.signingdaysports.com after it is filed with the SEC.

By Order of the Board of Directors,

Daniel Nelson
Chairman and Chief Executive Officer

Scottsdale, AZ Dated: September [ ], 2024

ANNEX A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SIGNING DAY SPORTS, INC.

Signing Day Sports, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Signing Day Sports, Inc.

SECOND: Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to insert at the end of Article IV as a new Paragraph C of Article IV:

“C. Upon the effectiveness of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation adding this Section C. (the “Reverse Stock Split Effective Time”), each [_____] shares of Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares shall receive a whole share of Common Stock in lieu of any fractional shares of Common Stock. Each certificate that immediately prior to the Reverse Stock Split Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to any elimination of fractional share interests.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this [_____] day of [_____].

By:
Title:
Name:

A-1

SIGNING DAY SPORTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – OCTOBER 10, 2024 AT 10:00 A.M. PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of Signing Day Sports, Inc., a Delaware corporation, acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated September [ ], 2024, hereby revoke any proxy or proxies heretofore given, and hereby constitute(s) and appoint(s) Daniel Nelson and Craig Smith, or any of them, acting singly in the absence of the other, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock that the undersigned stockholder(s) is/are entitled to vote at the Special Meeting to be held at 10:00 a.m. PDT on October 10, 2024 and any adjournment or postponement thereof, and in his discretion upon any other matter which may properly come before said meeting, and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the matters described below. The undersigned hereby revokes all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/SGN
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this Proxy

590340.2

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:

REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____
____
____

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL AND "FOR" PROPOSAL 2.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)